UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [ ]

Check the appropriate box:
[ ]  Preliminary Proxy Statement
[ ] CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Sec. 240.14a-12

                            American Consumers, Inc.
                 ----------------------------------------------
                (Name of Registrant as Specified in Its Charter)

      ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title  of  each  class  of  securities  to  which transaction applies:

      ------------------------------------------------------------------------

     (2)  Aggregate  number  of  securities  to  which  transaction  applies:

      ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      ------------------------------------------------------------------------

     (4)  Proposed  maximum  aggregate  value  of  transaction:

      ------------------------------------------------------------------------

     (5)  Total  fee  paid:

      ------------------------------------------------------------------------


[ ]  Fee  paid  previously  with  preliminary  materials.
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount  Previously  Paid:

      ------------------------------------------------------------------------

     (2)  Form,  Schedule  or  Registration  Statement  No.:

      ------------------------------------------------------------------------

     (3)  Filing  Party:

      ------------------------------------------------------------------------

     (4)  Date  Filed:

      ------------------------------------------------------------------------

                            AMERICAN CONSUMERS, INC.
                                  P.O. BOX 2328
                         FORT OGLETHORPE, GEORGIA 30742


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 19, 2006



TO THE SHAREHOLDERS OF
AMERICAN CONSUMERS, INC.:

     The Annual Meeting of the Shareholders of American Consumers, Inc. ("ACI" or the "Company"), will be held on Thursday, October 19, 2006, at 3:00 p.m. (E.D.T.) at ACI's General Office, 55 Hannah Way, Rossville, Georgia, for the following purposes:

     1) To receive reports of officers pertaining to the operations of the Company during the fiscal year ended June 3, 2006;

     2)   To  elect  a  Board  of  Directors  consisting of six (6) members; and

     3) To consider and act upon any other business that may properly come before the meeting.

     Only holders of record of ACI's Common Stock, $.10 par value, at the close of business on September 15, 2006 are entitled to notice of and to vote at the meeting or any adjournment thereof.


                                                        AMERICAN CONSUMERS, INC.



                                                        Michael A. Richardson
                                                        Chairman



Dated:  September  19,  2006

     PLEASE READ THE ATTACHED MATERIAL CAREFULLY, THEN COMPLETE, DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY TO THE COMPANY IN THE ENCLOSED POSTAGE-PAID ENVELOPE SO THAT YOUR SHARES OF COMMON STOCK WILL BE REPRESENTED AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON, SHOULD YOU SO DESIRE.

                            AMERICAN CONSUMERS, INC.
                                  P.O. BOX 2328
                         FORT OGLETHORPE, GEORGIA 30742

                                 PROXY STATEMENT

                         ANNUAL MEETING OF SHAREHOLDERS
                                OCTOBER 19, 2006

INFORMATION ABOUT PROXY

     The enclosed proxy is solicited by American Consumers, Inc. ("ACI" or the "Company"), for use at the Annual Meeting of Shareholders to be held at ACI's General Office, 55 Hannah Way, Rossville, Georgia, on Thursday, October 19, 2006 and at any adjournment or adjournments thereof (the "Annual Meeting"). The proxy agents named in the enclosed proxy have been selected by the Board of Directors. The expense of solicitation of proxies will be borne by ACI. The proxy and this proxy statement are being mailed to shareholders on or about September 19, 2006.

     Shares represented at the meeting by properly executed proxies will be voted in accordance with the instructions indicated in the proxies unless such proxies have previously been revoked. If no instructions are indicated, such shares will be voted (i) to fix the number of directors for the ensuing fiscal year at six (6) and to elect the Board of Directors' six (6) nominees for director as set forth in this proxy statement and (ii) in the best judgment of the proxy agents, for such other matters as properly come before the Annual Meeting.

     Any proxy given pursuant to this solicitation may be revoked at any time by the shareholder giving it, insofar as it has not been exercised, by delivering to the Secretary of the Company a written notice of revocation bearing a later date than the proxy, by submission of a later-dated, properly executed proxy, or by revoking the proxy in person and voting at the Annual Meeting. Any shareholder who attends the Annual Meeting may personally announce his intention to vote the shares standing in his name as record holder and vote such shares, and for purposes of such vote, suspend any proxy (other than an irrevocable proxy) theretofore given by him. Any written notice revoking a proxy should be sent to American Consumers, Inc., P.O. Box 2328, Fort Oglethorpe, Georgia 30742,
Attention: Reba S. Southern, Secretary.

PROPOSALS OF SECURITY HOLDERS FOR 2007 ANNUAL MEETING

     In accordance with current rules of the Securities and Exchange Commission, any shareholder wishing to submit a proposal for inclusion in the Company's Proxy Materials must submit the proposal to ACI at its General Office, 55 Hannah Way, Rossville, Georgia 30741, at least one hundred twenty (120) days in advance of the date corresponding with the date of the prior year's proxy statement. To submit proposals for inclusion in the Company's Proxy Materials for the Annual Meeting of Shareholders in 2007, shareholder proposals must be received by the Company not later than May 22, 2007. A shareholder who intends to present a proposal at the Annual Meeting of Shareholders in 2007, other than pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, must provide the Company with notice of such intention by at least August 5, 2007, or the designated proxy holders will have discretionary voting authority at the 2007 Annual Meeting with respect to any such proposal without the matter having been discussed in the Company's proxy materials.

RECORD DATE, VOTE REQUIRED AND RELATED MATTERS

     Holders of record of ACI's Common Stock, $.10 par value (the "Common Stock"), at the close of business on September 15, 2006, will be entitled to notice of and to vote at the Annual Meeting. The number of shares of outstanding Common Stock entitled to vote as of September 15, 2006, was 796,012 shares having one vote each on all matters properly brought before the meeting, exercisable in person or by properly executed proxy. Cumulative voting is not permitted.

     A majority of the shares entitled to vote, represented in person or by proxy, shall constitute a quorum. If a quorum is present, the affirmative vote of a plurality of the shares represented at the meeting and entitled to vote shall be the vote necessary to elect a director. Shares represented by proxies that reflect abstentions or represent "broker non-votes" (indications by brokers that they do not have discretionary authority to vote on a particular matter with respect to such shares) will be treated as shares that are present and entitled to vote for purposes of determining the presence of a quorum. Abstentions and broker non-votes, however, do not constitute a vote "for" or "against" any matter and thus will be disregarded in the calculation of a plurality or of "votes cast." Accordingly, abstentions and broker non-votes will have no effect on the outcome of the election of directors at the Annual Meeting, assuming the presence of a quorum.

PRINCIPAL  SHAREHOLDERS

     The following table sets forth certain information as to each person known to ACI to be the beneficial owner of more than five percent (5%) of its outstanding Common Stock and the amount and nature of such beneficial ownership by all directors and officers of ACI as a group, as of September 15, 2006.

                                             Amount and Nature   Percent
                    Name and Address of        of Beneficial        of
Title of Class        Beneficial Owner         Ownership (1)      Class
---------------  --------------------------  ------------------  --------
Common Stock     ZBR, Inc. (2)               484,000 (2)           60.80%
$.10 par value   P.O. Box 2328
                 Fort Oglethorpe, GA 30742

Common Stock     Michael A. Richardson (3)   488,455 (4) (5)       61.36%
$.10 par value   P.O. Box 1230
                 LaFayette, GA 30728

Common Stock     Diana K. Richardson (3)     488,675 (4) (5)       61.39%
$.10 par value   P.O. Box 1230
                 LaFayette, GA 30728

Common Stock     All Directors & Officers    496,157               62.33%
$.10 par value   as a group (8 persons)
                 P.O. Box 2328
                 Fort Oglethorpe, GA 30742

(1) A person is deemed to be the "beneficial owner" of a security if that person has or shares "voting power," which includes the power to vote or direct the voting of such security, or "investment power," which includes the power to dispose of or to direct the disposition of such security, or if, under certain circumstances, a person has the right to acquire either voting power or investment power over such security through the exercise of an option or other contractual right. More than one person may be deemed to be a beneficial owner of the same securities, and a person may be deemed to be a beneficial owner of securities as to which he has no personal economic interest or which he may not vote. Except as otherwise noted, all shares included in the table are owned by the persons specified with sole voting and sole investment power.

(2) ZBR is a closely held corporation of which Michael A. Richardson and Diana K. Richardson are officers and directors. ZBR owns 484,000 shares of Common Stock. Paul R. Cook, Executive Vice President and Treasurer of the Company, holds a 15% equity interest in ZBR but does not possess any voting or investment power with respect to shares of the Company's Common Stock held by ZBR.

(3) Diana K. Richardson is the wife of Michael A. Richardson. Thomas L. Richardson, a director of ACI, is the uncle of Michael A. Richardson.

(4) This includes 484,000 shares owned by ZBR as to which (s)he exercises shared voting and investment power. See note (2).

(5) This includes 4,455 shares jointly owned by Michael A. Richardson and Diana K. Richardson as to which they exercise shared voting and investment power.

ELECTION OF DIRECTORS

     Under ACI's By-Laws, not less than three (3) nor more than twenty-five (25) directors may be elected at the Annual Meeting. The Company's Board of Directors recommends that the number of directors which shall constitute the Board of Directors be fixed at six (6) for the ensuing fiscal year and that the six (6) nominees listed below be elected to serve for a term of one year or until their successors have been duly elected and qualified. The Board of Directors does not have a nominating committee. A description of the policies followed by the full Board of Directors in selecting director nominees is presented below under the heading "Director Committees, Fees and Attendance."

     If any of the nominees should become unavailable, the discretionary authority provided in the proxy will be exercised to vote for a substitute. The Board of Directors has no reason to believe that any of the nominees will become unavailable to serve. In any event, the enclosed proxy cannot be voted for a greater number of persons than the number of directors set by the shareholders.


INFORMATION  ABOUT  NOMINEES  FOR  DIRECTOR

The information set forth below, in regard to the principal occupation or employment of each nominee during the past five (5) years and in regard to the beneficial ownership of securities of each nominee, has been furnished to the Company by the respective nominee.

                                                                               SHARES BENEFICIALLY
                                      PRINCIPAL OCCUPATION OR       DIRECTOR       OWNED AS OF       PERCENT OF
NAME AND POSITION WITH ACI   AGE             EMPLOYMENT              SINCE    SEPTEMBER 15, 2006(1)     CLASS
----------------------------------------------------------------------------------------------------------------

Michael A. Richardson (3)     60  Chairman of ACI since                 1973     488,455 (2)(4)(5)        61.36%
Chairman of the Board             April, 1991;
President                         President of ACI since
Chief Executive Officer           January, 1987.
Executive Committee

Paul R. Cook                  56  Executive Vice President/             1991         1,375 (2)                *
Executive Vice President          Treasurer and Chief Financial
Chief Financial Officer           Officer since April 1991.
Treasurer                         Director of Capital Bank,
Executive Committee               Fort Oglethorpe, GA
                                  since May 1993.

Virgil E. Bishop              67  Vice President of ACI                 1987            490                   *
Vice President                    since 1969.
Executive Committee

Danny R. Skates               53  Vice President of Jackson             2001            None                  *
Audit Committee                   Chevrolet, Pontiac, Buick, GMC
Compensation Committee            since December 1989.

Thomas L. Richardson (3)      76  Chairman and Former CEO of            1970           5,837                  *
Audit Committee                   Learning Labs, Inc. (distributor
Compensation Committee            of educational equipment) since
                                  1967 (Retired).

Andrew V. Douglas
Audit Committee               77  Retired since 1995; Retail            1998            None                  *
Compensation Committee            Counselor for Fleming
                                  Companies, Inc. prior to 1995.
================================================================================================================

Footnote references are explained in the "Principal Shareholders" section. *Less than 1% of total common shares outstanding.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934 and regulations of the Securities and Exchange Commission ("SEC") thereunder require the Company's executive officers and directors and persons who own more than 10% of the Company's Common Stock, as well as certain affiliates of such persons, to file initial reports of ownership and periodic transaction reports covering any changes in ownership with the SEC. Executive officers, directors, and persons owning more than 10% of the Company's Common Stock are required by SEC regulations to furnish the Company with all such reports they file. Based solely on its review of the copies of such reports received by it and written representations that no other reports were required for such persons, the Company believes that, during fiscal year 2006, all filing requirements applicable to its executive officers, directors, and owners of more than 10% of the Company's Common Stock were satisfied.

DIRECTORS' COMMITTEES, FEES AND ATTENDANCE

     The Board held four meetings in the fiscal year ended June 3, 2006.

     ACI has an Audit Committee which assists the Board of Directors in providing oversight with respect to the Company's financial statements and the financial reporting process. The Audit Committee is composed of three members, each of whom is an independent, non-employee director. In determining whether the members of the Audit Committee are independent, the Company has used the independence criteria for audit committee members set forth in Rules 4200(a)(15) and 4350(d)(2)(A) of The NASDAQ Stock Market's listing standards. The Board of Directors has not adopted a written charter for the Audit Committee. The Audit Committee selects, reviews and evaluates the independent auditors to be employed by the Company. The Audit Committee also approves the services to be rendered to the Company by its independent auditors. The Audit Committee also may, but is not required to, undertake investigations of any matter of a financial nature and make recommendations to the Board of Directors with respect thereto. Present members of the Audit Committee are Danny R. Skates (Chairman), Thomas L. Richardson, and Andrew V. Douglas, each of whom is an independent, non-employee director. The Audit Committee met once in the fiscal year ended June 3, 2006.

     ACI has a Compensation Committee which reviews the compensation of the Company's executive officers annually and may recommend changes in such compensation to the Board for approval. Present members of the Compensation Committee are Danny R. Skates (Chairman), Thomas L. Richardson and Andrew V. Douglas, each of whom is an independent, non-employee director. The Compensation Committee met once during the fiscal year ended June 3, 2006.

     During fiscal 2006, all of the Company's current Board Members attended more than 75 % of the aggregate of the total number of meetings of the Board of Directors and the total number of meetings of any committee on which he served. All directors are invited and encouraged to attend the annual meeting of shareholders. In general, all directors attend the annual meeting of shareholders unless they are unable to do so due to unavoidable commitments or intervening events. All of the six incumbent directors attended the 2005 annual meeting of shareholders.

     The Board of Directors does not have a nominating committee.

     Prior to the recent death of director Jerome P. Sims, Sr., a majority of the Board of Directors was comprised of independent, non-employee directors and, in accordance with a prior resolution of the Board, director nominees were chosen by the entire Board with full participation by all of the independent directors. The Board has elected, at present, not to fill the vacancy created by Dr. Sims' passing. Instead, as a means of preserving the leading role of the independent directors in the director nomination process without the formal creation of a new committee, the Board has adopted a resolution which requires that, in order to be nominated for election as a director of the Company, each nominee must be approved by a majority vote of the full Board which also includes the affirmative votes of a majority of the Company's three independent directors. Additionally, the Board has rarely been called upon to fill any vacancies. Accordingly, the Board still does not consider it necessary for the Company to have a nominating committee at this time. The Board of Directors considers the performance of directors in determining whether to nominate them for re-election. In selecting nominees for director, the Board does not operate pursuant to a charter; however, the Board has adopted the resolution described above addressing the director nomination process. Each member of the Board is independent, as defined by Rule 4200(a)(15) of The NASDAQ Stock Market, except for Michael A. Richardson, Paul R. Cook and Virgil E. Bishop.

     In selecting director nominees, the Board of Directors will consider, among other factors, the existing composition of the Board and their evaluation of the mix of Board members appropriate for the perceived needs of the Company. The Board of Directors believes that continuity in leadership and board tenure maximizes the Board's ability to exercise meaningful oversight. In particular, the Board believes that it is important for directors of ACI to possess a thorough understanding of both the competitive challenges faced by a small grocery retailer such as the Company and the business climate in the communities in which our grocery stores operate. Because qualified incumbent directors generally are uniquely positioned to provide stockholders the benefit of continuity of leadership and seasoned judgment gained through experience as a director of the Company, the Board will generally consider as potential candidates those incumbent directors interested in standing for re-election who they believe have satisfied director performance expectations, including regular attendance at, preparation for and meaningful participation in Board and committee meetings.

     Generally, the Board will consider stockholder recommendations of proposed director nominees if such recommendations are serious and timely received. To be timely, recommendations must be received in writing at the principal executive offices of the Company at least 120 days prior to the anniversary date of mailing of the Company's proxy statement for the prior year's annual meeting. In addition, any stockholder director nominee recommendation must include the following information:

          - the proposed nominee's name and qualifications and the reason for such recommendation;

          - the name and record address of the stockholder(s) proposing such nominee;

          - the number of shares of stock of the Company which are beneficially owned by such stockholder(s); and

          - a description of any financial or other relationship between the stockholder(s) and such nominee or between the nominee and the Company.

In order to be considered by the Board, any candidate proposed by one or more stockholders will be required to submit appropriate biographical and other information equivalent to that required of all other director candidates.

     All of the Company's Directors are compensated for their services as Directors at the rate of $300 per month, plus reimbursement for reasonable expenses incurred in attending meetings of the Board of Directors and any Board committee on which a director serves. Directors who are members of the Audit Committee and the Compensation Committee of the Board of Directors do not receive any additional compensation for such committee service.

COMMUNICATIONS WITH THE BOARD OF DIRECTORS

     Shareholders who wish to communicate with members of the Board, including the independent directors individually or as a group, may send correspondence to them in care of the Corporate Secretary at the Company's corporate headquarters, P.O. Box 2328, Fort Oglethorpe, GA 30742. All communications will be compiled by the Company's Corporate Secretary and submitted to the Board or the individual Director(s) to whom such communication is addressed.


EXECUTIVE  COMPENSATION

                                   SUMMARY COMPENSATION TABLE

                                                 Annual Compensation
                                       ---------------------------------------
Name of Individual and Capacity                                 Other Annual       All Other
in which Such Individual Served  Year     Salary    Bonus(2)  Compensation(3)   Compensation(4)
-------------------------------  ----  -----------  --------  ----------------  ----------------
Michael A. Richardson            2006  $ 90,100(1)       -0-  $          2,104  $            718
President and                    2005  $ 88,400          -0-  $          2,354  $            765
Chief Executive Officer          2004  $ 88,400          -0-  $          2,284  $            695

(1) Mr. Richardson's annual base salary remained unchanged at $88,400 for fiscal 2006. The amount reported in the table includes one additional pay period due to the fact that the Company's 2006 fiscal year included 53 weeks.

(2) The Company has a policy of awarding discretionary cash bonuses to selected officers of the Company based on the results of operations. The amounts of such bonuses are determined by the Board of Directors. Individuals receiving such bonuses do not participate in the determination of the amount, if any, to be awarded.

(3) The amount shown includes the personal use of company vehicles which are provided to certain officers and a 15 % discount on groceries purchased from ACI, provided to all officers, but does not include directors' fees of $300 per month.

(4) The amount shown consists of Company contributions allocated to Mr. Richardson's account under ACI's 401(k) retirement plan ($421, $468 and $398 for fiscal 2006, 2005 and 2004, respectively) and premiums paid by the Company on group term life insurance coverage provided to Mr. Richardson ($297 for each of the three fiscal years presented).

     The Company does not provide any compensation to its executive officers pursuant to any long-term incentive plan. No executive officer of the Company received aggregate compensation in excess of $100,000 for the last completed fiscal year.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The present members of the Compensation Committee are Messrs. Danny R. Skates, Thomas L. Richardson and Andrew V. Douglas. None of the members of the Compensation Committee are or have been officers or employees of the Company and each member of the Compensation Committee is an independent director. Apart from the receipt of prescribed compensation for their services as directors of the Company, no member of the Compensation Committee has had a direct or indirect material interest in any transaction to which the Company is, or during the last fiscal year was, a party. No executive officer of the Company served on any board of directors or compensation committee of any entity (other than the Company) with which any member of the Compensation Committee, or any other director of the Company, is affiliated. Thomas L. Richardson, a member of the Compensation Committee, is the uncle of Michael A. Richardson.


                      REPORT OF THE COMPENSATION COMMITTEE
                            OF THE BOARD OF DIRECTORS
                           OF AMERICAN CONSUMERS, INC.


     The Compensation Committee of the Board of Directors, composed of Messrs. Danny R. Skates, Thomas L. Richardson and Andrew V. Douglas, administers the Company's bonus plan, annually reviews and recommends compensation for all officers of the Company and submits its recommendations to the Board. As part of its process of review, the Committee receives recommendations from the Company's senior management, including Mr. Michael A. Richardson. The Committee has one regular meeting during the first quarter of each fiscal year to consider compensation, and meets on an as needed basis at other times during the year. The following is a report submitted by the Committee addressing the Company's compensation policies applicable to Michael A. Richardson, the Company's Chief Executive Officer, and its most highly compensated executive officers. No executive officer of the Company had aggregate annual salary and bonus in excess of $100,000 for the relevant period. Accordingly, no officer other than Michael
A. Richardson is named in the preceding table.

COMPENSATION POLICIES APPLICABLE TO EXECUTIVE OFFICERS DURING FISCAL 2006

     The Company's Compensation Policies have been designed to attract and retain experienced and highly competent individuals and to provide incentives which reward contributions by such individuals to the success and implementation of the Company's business strategies, while enhancing long-term shareholder value. Accordingly, compensation of the Company's executive officers and Chief Executive Officer consists of a base salary and benefits, as well as the opportunity to participate in an annual bonus explicitly related to Company performance, which are thought to be competitive in the retail grocery business within the markets served by ACI. Compensation of each of the Company's senior executives consists of two principal elements, a base salary and the opportunity to earn an annual bonus, plus certain additional benefits as discussed below:

-    BASE SALARY

     Each executive officer is paid a base salary. The base compensation of Michael A. Richardson for fiscal 2004, 2005 and 2006 was $88,400. The amount presented in the Executive Compensation Summary Compensation Table for fiscal 2006 represents base salary for fifty-three weeks, whereas each of the Company's fiscal years 2005 and 2004 consisted of fifty-two weeks. The base compensation of all executive officers for fiscal 2006 remained at the same level as for fiscal year 2005.

-    BONUS

     During fiscal 2006, the Company's executive officers were eligible to receive a discretionary cash bonus, pursuant to the Company's Bonus Plan ("Bonus Plan"). Under the Bonus Plan, each executive officer may be provided with the opportunity to receive a cash bonus established as a fixed percentage of the Company's pre-tax income for the related fiscal year for each such officer. The size of the bonus therefore depends on the percentage established by the Company's Compensation Committee and upon the level of net income before tax achieved by the Company.

     No bonuses were paid for fiscal 2004, 2005 or 2006.

-    ADDITIONAL BENEFITS

     As reflected in the Summary Compensation Table above, a portion of any annual, discretionary contributions made by the Company to ACI's 401(k) retirement plan is allocated to the account of each participating employee (including each participating executive officer), and all officers receive a 15 % discount on groceries purchased from ACI. ACI also provides certain employees, including the Chief Executive Officer, with Company supplied vehicles that are used primarily for Company business. Finally, all of the Company's officers are provided with the opportunity to participate in group insurance benefits made available to all full time Company employees. The Company pays 100% of the premiums for group life and disability insurance benefits provided under these plans, and pays a portion of the premiums for group medical insurance benefits.

-    CEO COMPENSATION

     As indicated above, compensation of the Company's executive officers is designed to be at a level which is believed to be competitive in the retail grocery business within the markets served by ACI. The base salary is not directly or explicitly related to Company performance.

     Mr. Richardson's compensation in fiscal 2006 consisted of his base salary and the additional benefits described above, plus the opportunity to earn a bonus under the Bonus Plan. As noted above, the Compensation Committee did not recommend any bonus payments for fiscal 2006.

THE COMPENSATION COMMITTEE

Thomas L. Richardson
Andrew V. Douglas
Danny R. Skates


                          REPORT OF THE AUDIT COMMITTEE
                            OF THE BOARD OF DIRECTORS
                           OF AMERICAN CONSUMERS, INC.


     The Audit Committee of the Board of Directors, composed of Messrs. Danny R. Skates, Thomas L. Richardson and Andrew V. Douglas, has reviewed and discussed the audited financial statements of the Company for the year ended June 3, 2006 ("Audited Financial Statements") with management of ACI and with Hazlett, Lewis & Bieter, PLLC, the independent auditing firm for the Company. In addition, we have discussed with Hazlett, Lewis & Bieter, PLLC the matters required by Statement on Auditing Standards No. 61.

     The Committee also has received the written report, disclosure and the letter from Hazlett, Lewis & Bieter, PLLC required by Independence Standards Board Statement No. 1, and we have reviewed, evaluated, and discussed with that firm the written report and its independence from the Company. The Committee also has discussed with management of the Company and its independent accountants such other matters and received such assurances from them as the Committee deemed appropriate.

     Based on the foregoing review and discussions and relying thereon, the Committee has recommended to the Company's Board of Directors the inclusion of the Audited Financial Statements in the Company's Annual Report for the year ended June 3, 2006 on Form 10-K, to be filed with the Securities and Exchange Commission.

THE AUDIT COMMITTEE

Thomas L. Richardson
Andrew V. Douglas
Danny R. Skates

COMMON STOCK PERFORMANCE

     As part of the executive compensation information presented in the Proxy Statement, the Securities and Exchange Commission requires a five-year comparison of stock performance with a broad market equity index and with a peer group of companies. The Company's Common Stock is not actively traded, and accordingly, the stock prices assumed for the presentation in the accompanying graph are based on a small number of isolated quotations which do not necessarily represent actual trades.


                  COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN
                       ASSUMES INITIAL INVESTMENT OF $100
                                    JUNE 2006


    (Cumulative Total Return Graph appears here; plot points are as follows)

                           2001    2002     2003     2004     2005     2006
American Consumers, Inc.   $ 100  $216.67  $266.66  $289.99  $724.97  $837.01

S&P 500(R)                 $ 100  $ 86.16  $ 79.20  $ 93.72  $101.42  $110.18

Peer Group                 $ 100  $ 89.27  $ 50.34  $ 60.34  $ 63.97  $ 71.13


     The peer group set forth in the graph represents all publicly traded companies appearing in the Value Line Retail Grocery Store industry group, all of which are significantly larger than ACI. The results of individual companies within the peer group have been weighted based on beginning of period market capitalization relative to the overall peer group.


ANNUAL REPORT

     The Annual Report of the Company for the fiscal year ended June 3, 2006, including financial statements for the fiscal year and comparable periods, including the notes thereto, accompanies this Proxy Statement.


CERTAIN TRANSACTIONS

     During the fiscal year ended June 3, 2006, the Company repaid a total of $9,300 in outstanding principal balance and accrued interest on unsecured notes payable to Michael A. and Diana K. Richardson and to Matthew Richardson, son of Michael A. Richardson. The outstanding balances remaining on such notes as of the end of the 2006 fiscal year following such repayments are $11,840 and $15,291, respectively, and the interest rate on the borrowing at any given time is set at .25% less than the then-current base rate charged the Company by its principal lender. The Audit Committee of the Company's Board of Directors has reviewed and approved the terms of these transactions. In connection with its review, the Audit Committee noted that the transactions are favorable to ACI, in that they allow the Company to finance a portion of its ongoing working capital requirements at a lower cost than is available through its bank financing, and concluded that the transactions do not present an inappropriate conflict of interest in light of all of the relevant circumstances reviewed by the Committee.

INDEPENDENT AUDITORS

     Upon recommendation of the Audit Committee, the Board of Directors has selected the firm of Hazlett, Lewis & Bieter, PLLC as independent certified public accountants to examine and report upon the financial statements of the Company for the fiscal year ending in 2007. Such selection is subject to the negotiation of a reasonable fee for services to be rendered by the firm. A representative of Hazlett, Lewis & Bieter, PLLC is expected to be present at the Annual Meeting to respond to appropriate questions and will have an opportunity to make a statement if he so desires.

AUDIT FEES

     The following table sets forth the fees paid to Hazlett, Lewis & Bieter, PLLC for services provided during ACI's fiscal years 2006 and 2005:

                              2006     2005
                             -------  -------
     Audit Fees (1)          $36,655  $29,200
                             -------  -------
     Audit-Related Fees (2)    7,000    6,788
     Tax Fees (3)              4,000    3,500
     All Other Fees                0        0
                             -------  -------
     Total                   $47,655  $39,488
                             =======  =======

(1) Represents fees and expenses for professional services provided in connection with the audit of the Company's annual financial statements, review of the Company's quarterly financial statements and review of other SEC filings.
(2) Represents fees for professional services provided in connection with the audit of the Company's 401(k) retirement plan during both periods presented, and in connection with the Company's response to an SEC comment letter received during fiscal 2005.
(3) Represents fees for professional services provided in connection with the review of federal and state tax returns, employment tax consulting and other related services.

     It is the policy of the Audit Committee to pre-approve all services provided by its independent auditors. In addition, the Audit Committee has granted the Chairman of the Audit Committee the power to approve any modifications to the list of pre-approved non-audit services. None of the of the fiscal 2006 and fiscal 2005 fees were approved by the Audit Committee pursuant to the de minimis exception of Rule 2-01(c)(7)(i)(C) of SEC Regulation S-X.


OTHER MATTERS

     Reports of officers will be received by the Company's shareholders at the Annual Meeting; such receipt will not constitute approval of the matters referred to in such reports.

     Management knows of no matters to be presented for action at the Annual Meeting other than fixing the number of directors at six (6) and the election of directors for the ensuing fiscal year. If other matters should come before the meeting, the enclosed proxy confers upon the persons named therein discretionary authority to vote such proxies in respect to any such other matters in accordance with their best judgment.




Dated: September 19, 2006




STOCKHOLDERS OF RECORD ON SEPTEMBER 15, 2006 MAY OBTAIN COPIES OF ACI'S ANNUAL REPORT ON FORM 10-K (EXCLUDING EXHIBITS) AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION BY WRITING TO AMERICAN CONSUMERS, INC., ATT'N: CORPORATE SECRETARY, P.O. BOX. 2328, FORT OGLETHORPE, GEORGIA, 30742.

                            AMERICAN CONSUMERS, INC.

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS

                                OCTOBER 19, 2006

                   THIS PROXY IS BEING SOLICITED ON BEHALF OF
                             THE BOARD OF DIRECTORS


Michael A. Richardson and Paul R. Cook, and each of them, with full power to act alone in the absence of the other, are hereby authorized to vote the shares of the undersigned in American Consumers, Inc. ("ACI" or the "Company") at its Annual Meeting of Shareholders to be held Thursday, October 19, 2006, or at any adjournment or adjournments thereof (the "Annual Meeting"), upon the matters set forth below in the manner indicated and at the discretion of the persons named above on any other matter or matters which may properly come before the Annual Meeting and require the vote of shareholders:

1.   ELECTION  OF  DIRECTORS

     WITH ( ) WITHOUT ( ) authority to fix the number of directors for the ensuing fiscal year at six (6) and to vote for the election of the entire group of persons nominated for election to the Board of Directors (except as indicated below), consisting of Danny R. Skates; Michael A. Richardson; Thomas L. Richardson; Paul R. Cook; Andrew V. Douglas; and Virgil E. Bishop, or for such substitute nominee or nominees named by the Board of Directors at the Annual Meeting if any of the foregoing nominees is unable to serve or will not serve.

(YOU MAY WITHHOLD AUTHORITY TO VOTE FOR ANY NOMINEE LISTED ABOVE BY ENTERING HIS NAME IN THE SPACE BELOW.)

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

If this proxy is executed and returned, it will be voted in accordance with your instructions indicated above unless revoked. IN THE ABSENCE OF SUCH INDICATION, THIS PROXY WILL BE VOTED AFFIRMATIVELY FOR EACH OF THE LISTED NOMINEES.

The proxy may be revoked by you at any time before it is voted, and will in no way interfere with your right to vote in person if you attend the meeting.

IF ANY OF THE FOREGOING NAMED NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS IS UNABLE TO SERVE OR WILL NOT SERVE, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE AT THE ANNUAL MEETING FOR SUBSTITUTE NOMINEES SELECTED BY THE BOARD OF DIRECTORS. THE BOARD IS NOT AWARE OF ANY OTHER MATTER TO BE BROUGHT BEFORE THE ANNUAL MEETING FOR A VOTE OF SHAREHOLDERS. IF, HOWEVER, OTHER MATTERS ARE PROPERLY PRESENTED, THIS PROXY CONFERS DISCRETIONARY AUTHORITY TO VOTE UPON SUCH MATTERS IN ACCORDANCE WITH THE BEST JUDGMENT OF THE PROXY HOLDERS.

This proxy should be dated, signed by the shareholder, and returned promptly in the enclosed envelope. Persons signing in a fiduciary capacity should so indicate.

                                   DATED                                 ,  2006
                                          -------------------------------

                                   ---------------------------------------------

                                   ---------------------------------------------
                                   Signature  of  Shareholder